Offerings - Offering: 1	Oct. 17, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 53,820,520.00
Amount of Registration Fee	$ 8,239.92
Offering Note	(a) Calculated as the aggregate maximum purchase price to be paid for Shares in the offer. The fee of $8,239.92 was paid in connection with the filing of the Schedule TO-I by Clarion Partners Real Estate Income Fund Inc. (File No. 005-91252) on September 16, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (b) Calculated at $153.10 per $1,000,000 of the Transaction Valuation.